Exhibit 10.105

REVOLVING NOTE

$30,000,000.00	August 15, 2013

FOR VALUE RECEIVED, the undersigned SMITH & WESSON HOLDING CORPORATION, a Nevada corporation (the “Company”), and SMITH & WESSON CORP., a Delaware corporation (“S&W”, and, together with the Company, the “Borrowers” and, each a “Borrower”), hereby jointly and severally promise to pay to TD Bank, N.A. or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrowers under that certain Credit Agreement dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and TD Bank, N.A., as Administrative Agent.

The Borrowers jointly and severally promise to make principal payments as specified in the Credit Agreement, and pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Delivery of an executed counterpart of a signature page of this Note by fax transmission or other electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Borrowers have executed this Note as an instrument under seal as of the day first written above.

SMITH & WESSON HOLDING CORPORATION

By:	/s/ Jeffrey D. Buchanan
Name: Jeffrey D. Buchanan
Title: EVP, CFO and Treasurer

SMITH & WESSON CORP.

By:	/s/ Jeffrey D. Buchanan
Name: Jeffrey D. Buchanan
Title: EVP, CFO and Treasurer

(Signature Page to Revolving Note (TD Bank))

REVOLVING NOTE

$25,000,000.00	August 15, 2013

FOR VALUE RECEIVED, the undersigned SMITH & WESSON HOLDING CORPORATION, a Nevada corporation (the “Company”), and SMITH & WESSON CORP., a Delaware corporation (“S&W”, and, together with the Company, the “Borrowers” and, each a “Borrower”), hereby jointly and severally promise to pay to People’s United Bank or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrowers under that certain Credit Agreement dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and TD Bank, N.A., as Administrative Agent.

The Borrowers jointly and severally promise to make principal payments as specified in the Credit Agreement, and pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Delivery of an executed counterpart of a signature page of this Note by fax transmission or other electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Borrowers have executed this Note as an instrument under seal as of the day first written above.

SMITH & WESSON HOLDING CORPORATION

By:	/s/ Jeffrey D. Buchanan
Name: Jeffrey D. Buchanan
Title: EVP, CFO and Treasurer

SMITH & WESSON CORP.

By:	/s/ Jeffrey D. Buchanan
Name: Jeffrey D. Buchanan
Title: EVP, CFO and Treasurer

(Signature Page to Revolving Note (People’s United Bank)

REVOLVING NOTE

$20,000,000.00	August 15, 2013

FOR VALUE RECEIVED, the undersigned SMITH & WESSON HOLDING CORPORATION, a Nevada corporation (the “Company”), and SMITH & WESSON CORP., a Delaware corporation (“S&W”, and, together with the Company, the “Borrowers” and, each a “Borrower”), hereby jointly and severally promise to pay to Branch Banking and Trust Company or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrowers under that certain Credit Agreement dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and TD Bank, N.A., as Administrative Agent.

The Borrowers jointly and severally promise to make principal payments as specified in the Credit Agreement, and pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Delivery of an executed counterpart of a signature page of this Note by fax transmission or other electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Borrowers have executed this Note as an instrument under seal as of the day first written above.

SMITH & WESSON HOLDING CORPORATION

By:	/s/ Jeffrey D. Buchanan
Name: Jeffrey D. Buchanan
Title: EVP, CFO and Treasurer

SMITH & WESSON CORP.

By:	/s/ Jeffrey D. Buchanan
Name: Jeffrey D. Buchanan
Title: EVP, CFO and Treasurer

(Signature Page to Revolving Note (BB&T))

SWINGLINE NOTE

$5,000,000.00	August 15, 2013

FOR VALUE RECEIVED, the undersigned SMITH & WESSON HOLDING CORPORATION, a Nevada corporation (the “Company”), and SMITH & WESSON CORP., a Delaware corporation (“S&W”, and, together with the Company, the “Borrowers” and, each a “Borrower”), hereby jointly and severally promise to pay to TD Bank, N.A. or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Swingline Loan from time to time made by the Lender to the Borrowers under that certain Credit Agreement dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and TD Bank, N.A., as Administrative Agent.

The Borrowers jointly and severally promise to make principal payments as specified in the Credit Agreement, and pay interest on the unpaid principal amount of each Swingline Loan from the date of such Swingline Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof. Swingline Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Swingline Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Delivery of an executed counterpart of a signature page of this Note by fax transmission or other electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Borrowers have executed this Note as an instrument under seal as of the day first written above.

SMITH & WESSON HOLDING CORPORATION

By:	/s/ Jeffrey D. Buchanan
Name: Jeffrey D. Buchanan
Title: EVP, CFO and Treasurer

SMITH & WESSON CORP.

By:	/s/ Jeffrey D. Buchanan
Name: Jeffrey D. Buchanan
Title: EVP, CFO and Treasurer

(Signature Page to Swingline Note)